Exhibit 32.2
                                  ------------



                      CERTIFICATION OF CORPORATE CONTROLLER
                         PURSUANT TO 18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of ATSI Communications, Inc. on Form 10-K for the period ending July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Antonio Estrada, Corporate Controller of the Company, certify, pursuant to 18 U.S.C, ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         1) the Report complies with the requirements of section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934; and

         2) the information in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 13, 2003

By /s/ Antonio Estrada
----------------------
Antonio Estrada, Corporate Controller
Principal Financial
Officer